UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On May 14, 2013, First Midwest Bancorp, Inc. (the “Company”) issued a press release announcing that its Board of Directors declared a quarterly cash dividend on the Company’s common stock payable on Tuesday, July 16, 2013 to common stockholders of record as of the close of business on Friday, June 28, 2013, and that the quarterly cash dividend was increased to $0.04 from $0.01 per common share. A copy of the press release is included in Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information in this Report (including Exhibit 99.1 attached hereto) shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing or document.

Item 9.01 Financial Statements and Exhibits
The following Exhibit is furnished with this Current Report on Form 8-K.
99.1	First Midwest Bancorp, Inc. Press Release dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: May 14, 2013	/s/ NICHOLAS J. CHULOS
Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel